Exhibit 21.1

HYATT HOTELS CORPORATION
SUBSIDIARIES OF THE REGISTRANT

Name	Jurisdiction of Incorporation or Organization
1379919 ALBERTA INC.	Alberta, Canada
319168 ONTARIO LIMITED	Ontario, Canada
333 BEALE STREET HOTEL COMPANY, LLC	Delaware
415 NEW JERSEY AVE. HOTEL MANAGEMENT COMPANY, LLC	Delaware
ADMINISTRACION DE PERSONAL ANDARES, S. DE R.L. DE C.V.	Mexico
AIC HOLDING CO.	Delaware
AIRPORT PLAZA ASSOCIATES LIMITED	Virginia
AIRPORT PLAZA HOTEL LLC	Delaware
AIRPORT PLAZA OFFICE BUILDING LIMITED PARTNERSHIP	Virginia
ALILA HOTELS & RESORTS LTD.	British Virgin Islands
ALILA HOTELS & RESORTS PTE. LTD	Singapore
ALILA INTERNATIONAL SERVICES CORPORATION	British Virgin Islands
AMERISUITES FRANCHISING L.L.C.	Delaware
ARANCIA LIMITED	Hong Kong (PRC)
ARUBA BEACHFRONT RESORTS LIMITED PARTNERSHIP	Illinois
ARUBA BEACHFRONT RESORTS N.V.	Aruba
ASIA HOSPITALITY, INC.	Cayman Islands
ASIA HOSPITALITY INVESTORS B.V.	Netherlands
ASIAN HOTEL N.V.	Curacao
AUSTIN RESORT BEVERAGE, LLC	Texas
BAKU HOTEL COMPANY - AZERI	Azerbaijan
BAKU HOTEL COMPANY - CAYMAN	Cayman Islands
BASTROP MARKETING, L.L.C.	Texas
BAY II INVESTOR, INC.	Nevada
BH PLAZA, LLC	Delaware
BRE/AMERISUITES PROPERTIES L.L.C.	Delaware
BURVAN HOTEL ASSOCIATES	Ontario, Canada
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.	New Jersey
CELAYA RESORTS, S. DE R.L. DE C.V.	Mexico
CHANCELLOR STREET CONDOMINIUM ASSOCIATION, INC.	Pennsylvania
CHESAPEAKE COMMUNITIES, LLC	Maryland
CHESAPEAKE RESORT, LLC	Maryland
COAST BEACH, L.L.C.	Delaware
COMMUNE HOTELS AND RESORTS, LLC	Delaware
COMMUNE HOTELS & RESORTS (SHANGHAI) CO., LTD	China
COMMUNE SERVICES, LLC	Delaware
COMPAGNIE HOTELIERE DE LAGON BLEU	Papeete French Polynesia
CPM SEATTLE HOTELS, L.L.C.	Washington
CRV SERVICES LLC	Delaware
CRW INVESTMENT, LLC	Delaware
CTR INTEREST HOLDCO, INC.	Delaware
DALLAS REGENCY, LLC	Texas
DENVER DOWNTOWN HOTEL PARTNERS LLC	Delaware
DESARROLLADORA HOTELERA ACUEDUCTO, S. DE R.L. DE C.V.	Mexico
DESTINATION HOTELS UTAH, LLC	Delaware
DESTINATION RESIDENCES LLC	Delaware

DESTINATION MIAMI BEACH MANAGEMENT, LLC	Delaware
DESTINATION RESIDENCES HAWAII LLC	Delaware
DESTINATION TAMPA MANAGEMENT, INC.	Delaware
DH BEVERAGE, LLC	Texas
DH BISCAYNE MANAGEMENT LLC	Delaware
DH C.C. PAVILION MANAGEMENT LLC	Delaware
DH CAMELBACK MANAGEMENT LLC	Delaware
DH CAROLINA MANAGEMENT LLC	Delaware
DH DBHL MANAGEMENT LLC	Delaware
DH DEL MAR MANAGEMENT LLC	Delaware
DH HANSON MANAGEMENT LLC	Delaware
DH KIRKLAND MANAGEMENT LLC	Delaware
DH LORETTO MANAGEMENT LLC	Delaware
DH MISSION BAY MANAGEMENT LLC	Delaware
DH MISSION PALMS MANAGEMENT LLC	Delaware
DH MVL MANAGEMENT LLC	Delaware
DH RICHMOND MANAGEMENT LLC	Delaware
DH ROSLYN MANAGEMENT LLC	Delaware
DH ROYAL PALMS MANAGEMENT LLC	Delaware
DH RSC MANAGEMENT LLC	Delaware
DH SAN DIEGO BEVCO LLC	Delaware
DH SANTA FE MANAGEMENT LLC	Delaware
DH SCOTTSDALE MANAGEMENT LLC	Delaware
DH SEATTLE MANAGEMENT LLC	Delaware
DH SJ MANAGEMENT LLC	Delaware
DH SAN ANTONIO BEVCO LLC	Delaware
DH SAN ANTONIO MANAGEMENT LLC	Delaware
DH SAN ANTONIO SPA LLC	Delaware
DH SAN DIEGO MANAGEMENT LLC	Delaware
DH SAN DIEGO BEVCO LLC	Delaware
DH SAN JOSE BEVCO LLC	Delaware
DH STOWE MANAGEMENT LLC	Delaware
DH SUNRIVER MANAGEMENT LLC	Delaware
DH TAHOE BEVCO LLC	Delaware
DH TAHOE MANAGEMENT LLC	Delaware
DH TARRYTOWN MANAGEMENT LLC	Delaware
DH WASHINGTON MANAGEMENT LLC	Delaware
DH WASHINGTON SERVICES LLC	Delaware
DH WEST LOOP MANAGEMENT	Delaware
DH WILD DUNES MANAGEMENT LLC	Delaware
DH YORK MANAGEMENT LLC	Delaware
DH2 HOLDING LLC	Delaware
DRH KAUA'I MANAGEMENT LLC	Delaware
DRH ALII MANAGEMENT LLC	Delaware
DRH LAHAINA MANAGER LLC	Delaware
DH WAILEA BV LLC	Delaware
EXHALE ENTERPRISES, L.L.C.	Delaware
EXHALE ENTERPRISES II, L.L.C.	Delaware
EXHALE ENTERPRISES III, INC.	Delaware
EXHALE ENTERPRISES IV, L.L.C.	Delaware
EXHALE ENTERPRISES V, L.L.C.	Delaware

EXHALE ENTERPRISES VIII, INC.	Delaware
EXHALE ENTERPRISES X, INC.	Delaware
EXHALE ENTERPRISES XII, L.L.C.	Delaware
EXHALE ENTERPRISES XIV, L.L.C.	Delaware
EXHALE ENTERPRISES XV, L.L.C.	Delaware
EXHALE ENTERPRISES XV TCI LTD.	Turks & Caicos
EXHALE ENTERPRISES XVI, L.L.C.	Delaware
EXHALE ENTERPRISES XVII, L.L.C.	Delaware
EXHALE ENTERPRISES XVIII, L.L.C.	Delaware
EXHALE ENTERPRISES XIX, L.L.C.	Delaware
EXHALE ENTERPRISES XX, L.L.C.	Delaware
EXHALE ENTERPRISES XXI, L.L.C.	Delaware
EXHALE ENTERPRISES XXIV, L.L.C.	Delaware
EXHALE ENTERPRISES XXV, L.L.C.	Delaware
EXHALE ENTERPRISES XXVI, L.L.C.	Delaware
EXHALE ENTERPRISES XXVII, L.L.C.	Delaware
EXHALE ENTERPRISES XXVIII, L.L.C.	Delaware
EXHALE ENTERPRISES XXXI, L.L.C.	Delaware
EXHALE ENTERPRISES XXXII, L.L.C.	Delaware
EXHALE ENTERPRISES XXXIII, L.L.C.	Delaware
EXHALE ENTERPRISES GIFT SERVICES COMPANY	Virginia
FAN PIER, L.L.C.	Delaware
FAR EAST HOTELS, INC.	Bahamas
G.E.H. PROPERTIES LIMITED	United Kingdom
GAINEY DRIVE ASSOCIATES	Arizona
GALAXY AEROSPACE COMPANY, LLC	Delaware
GHE HOLDINGS LIMITED	Hong Kong (PRC)
GLENDALE HOTEL PROPERTIES, L.L.C.	Delaware
GRAND HYATT BERLIN GMBH	Germany
GRAND HYATT DFW BEVERAGE, LLC	Texas
GRAND HYATT SAN ANTONIO, L.L.C.	Delaware
GRAND HYATT SF, L.L.C.	Delaware
GRAND RIVERWALK BEVERAGE, LLC	Texas
GRAND TORONTO CORP.	Delaware
GRAND TORONTO VENTURE, L.P.	Delaware
GREENWICH HOTEL LIMITED PARTNERSHIP	Connecticut
H.E. ATLANTA CENTENNIAL PARK HOLDINGS, L.L.C.	Delaware
H.E. AUSTIN, L.L.C.	Delaware
H.E. DRISKILL, LLC	Delaware
H.E. GRAND CYPRESS, L.L.C.	Delaware
H.E. INDIAN WELLS, L.L.C.	Delaware
H.E. IRVINE, L.L.C.	Delaware
H.E. KANSAS CITY, L.L.C.	Delaware
H.E. LENOX, L.L.C.	Delaware
H.E. NEWPORT, L.L.C.	Delaware
H.E. ORLANDO, L.L.C.	Delaware
H.E. PHILADELPHIA HC HOLDINGS, L.L.C.	Delaware
H.E. PHILADELPHIA HC HOTEL, L.L.C.	Delaware
H.E. PHILADELPHIA HC PARKING, L.L.C.	Delaware
H.E. PHILADELPHIA HC RETAIL, L.L.C.	Delaware
H.E. PHILADELPHIA SANSOM, L.L.C.	Delaware

H.E. PHOENIX, L.L.C.	Delaware
H.E. PORTLAND, L.L.C.	Delaware
H.E. PROPERTIES, L.L.C.	Delaware
H.E. SAN ANTONIO, L.L.C.	Delaware
H.E. SAN ANTONIO I, L.L.C.	Delaware
H.E. TUCSON HOLDINGS, L.L.C.	Delaware
H.E. TUCSON JV, L.L.C.	Delaware
H.E. TUCSON JV HOLDINGS, L.L.C.	Delaware
H.E. TUCSON OWNER, L.L.C.	Delaware
HAPP INVESTOR, LTD.	British Virgin Islands
HARBORSIDE HOTEL LLC	Delaware
HARBORSIDE LAND, LLC	Delaware
HC MEMPHIS JV PARTNER, LLC	Delaware
HC NASHVILLE JV HOLDINGS, LLC	Delaware
HC PORTLAND JV HOLDINGS, L.L.C.	Delaware
HC ROYAL PALMS, L.L.C.	Delaware
HCV CINCINNATI HOTEL, L.L.C.	Delaware
HE AUSTIN LAND ACQUISITION, LLC	Delaware
HE ORLANDO HOTEL, LLC	Delaware
HGP (TRAVEL) LIMITED	Hong Kong (PRC)
HH NASHVILLE HOLDINGS, L.L.C.	Delaware
HH NASHVILLE JV HOLDINGS, L.L.C.	Delaware
HH PORTLAND, L.L.C.	Delaware
HHMA BURLINGTON BEVERAGE, L.L.C.	Massachusetts
HI HOLDINGS ASIA LIMITED	British Virgin Islands
HI HOLDINGS (SWITZERLAND) GMBH	Switzerland
HI HOLDINGS BAJA B.V.	Netherlands
HI HOLDINGS BRAZIL S.A.R.L.	Luxembourg
HI HOLDINGS CELAYA B.V.	Netherlands
HI HOLDINGS CIUDAD DEL CARMEN B.V.	Netherlands
HI HOLDINGS CYPRUS LIMITED	Cyprus
HI HOLDINGS CYPRUS-INDIA LIMITED	Cyprus
HI HOLDINGS GUADALAJARA B.V.	Netherlands
HI HOLDINGS HP CABO B.V.	Netherlands
HI HOLDINGS HP TIJUANA HOTEL B.V.	Netherlands
HI HOLDINGS KYOTO CO.	Delaware
HI HOLDINGS LA PAZ B.V.	Netherlands
HI HOLDINGS LATIN AMERICA B.V.	Netherlands
HI HOLDINGS NETHERLANDS B.V.	Netherlands
HI HOLDINGS PLAYA B.V.	Netherlands
HI HOLDINGS RIO S.A.R.L.	Luxembourg
HI HOLDINGS RIVIERA MAYA B.V.	Netherlands
HI HOLDINGS VIENNA S.A.R.L.	Luxembourg
HI HOLDINGS ZURICH S.A.R.L.	Luxembourg
HI HOTEL ADVISORY SERVICES GMBH	Switzerland
HI HOTEL INVESTORS CYPRUS LIMITED	Cyprus
HIHCL AMSTERDAM B.V.	Netherlands
HIHCL HP AMSTERDAM AIRPORT B.V.	Netherlands
HIHCL HR AMSTERDAM B.V.	Netherlands
HILP HOTEL SERVICE PROVIDER LLC	Delaware
HOTEL AM BELVEDERE HOLDING GMBH	Austria

HOTEL AM BELVEDERE HOLDING GMBH & CO KG	Austria
HOTEL INVESTMENTS, L.L.C.	Delaware
HOTEL INVESTMENTS HOLDING CO LLC	Delaware
HOTEL INVESTORS I, INC.	Luxembourg
HOTEL INVESTORS II, INC.	Cayman Islands
HOTEL PROJECT SYSTEMS PTE LTD	Singapore
HOTEL SERVICES CIUDAD DEL CARMEN, S. DE R.L. DE C.V.	Mexico
HOTELS CS CELAYA S. DE R.L. DE C.V.	Mexico
HP ATLANTA CENTENNIAL PARK JV LLC	Delaware
HP BEVERAGE DALLAS DFW AIRPORT, LLC	Texas
HP BEVERAGE FW NORTH ALLIANCE, LLC	Texas
HP BEVERAGE SUGAR LAND, LLC	Texas
HP BOSTON HOLDINGS, L.L.C.	Delaware
HP GLENDALE, L.L.C.	Delaware
HP GLENDALE JV HOLDINGS, L.L.C.	Delaware
HP INDIA HOLDINGS LIMITED	Mauritius
HP LAS VEGAS BEVERAGE, L.L.C.	Nevada
HP M STREET, L.L.C.	Delaware
HP ROUTE 46 TEXAS, LLC	Texas
HP SAN FRANCISCO, L.L.C.	Delaware
HP SAN JUAN, L.L.C.	Delaware
HP TEN TEXAS, LLC	Texas
HPHH ATLANTA, L.L.C.	Delaware
HPHH DENVER, L.L.C.	Delaware
HPHH SAN JOSE JV HOLDINGS, L.L.C.	Delaware
HQ CHESAPEAKE, LLC	Maryland
HR LOST PINES RESORT LLC	Delaware
HR MC HOTEL COMPANY, S. DE R.L. DE C.V.	Mexico
HR MC SERVICES, S. DE R.L. DE C.V.	Mexico
HR MC SERVICES II, S. DE R.L. DE C.V.	Mexico
HRHC, LLC	Texas
HT-AVENDRA GROUP HOLDINGS, L.L.C.	Delaware
HT-AVENDRA, L.L.C.	Delaware
HT-CHESAPEAKE COMMUNITIES, INC.	Delaware
HT-CHESAPEAKE RESORT, INC.	Delaware
HT-FUTURE INVESTMENT, LLC	Delaware
HT-HOTEL EQUITIES, INC.	Delaware
HT-HUNTINGTON BEACH, INC.	Delaware
HT-JERSEY PIER, INC.	Delaware
HT-JERSEY PIER, L.P.	Delaware
HT-JERSEY PIER, LLC	Delaware
HT-LONG BEACH, L.L.C.	Delaware
HT-MIAMI BEACH, L.L.C.	Delaware
HT-PARK 57, INC.	Delaware
HTS-ASPEN, L.L.C.	Delaware
HTS-BC, INC.	Delaware
HT-SACRAMENTO, LLC	Delaware
HT-SEATTLE, LLC	Delaware
HT-SEATTLE HOLDINGS, LLC	Delaware
HTSF, L.L.C.	Delaware
HT-SIERRA, L.L.C.	Delaware

HTS - NS, L.L.C.	Delaware
HTS - NY, L.L.C.	Delaware
HT-TAMPA, LLC	Delaware
HT-VANCOUVER INC.	Ontario, Canada
HTW BEVERAGE, LLC	Texas
HT- WAILEA, LLC	Delaware
HY LONG BEACH HOTEL, LLC	Delaware
HYATT (BARBADOS) CORPORATION	Barbados
HYATT (JAPAN) CO., LTD.	Japan
HYATT (THAILAND) LIMITED	Thailand
HYATT AFFILIATIONS, LLC	Delaware
HYATT ARUBA N.V.	Aruba
HYATT ASIA PACIFIC HOLDINGS LIMITED	Hong Kong (PRC)
HYATT AUSTRALIA HOTEL MANAGEMENT PTY LIMITED	Australia
HYATT AUSTRIA GMBH	Austria
HYATT BEACH FRONT N.V.	Aruba
HYATT BORNEO MANAGEMENT SERVICES LIMITED	Hong Kong (PRC)
HYATT BRITANNIA CORPORATION LTD.	Cayman
HYATT CC OFFICE CORP.	Delaware
HYATT CHAIN SERVICES LIMITED	Hong Kong (PRC)
HYATT CORPORATION	Delaware
HYATT CRYSTAL CITY, LLC.	Delaware
HYATT CURACAO, N.V.	Curacao
HYATT DISASTER RELIEF FUND	Illinois
HYATT DO BRASIL PARTICIPACOES LTDA	Brazil
HYATT EQUITIES, L.L.C.	Delaware
HYATT FOREIGN EMPLOYMENT SERVICES, INC.	Delaware
HYATT FRANCHISING, L.L.C.	Delaware
HYATT FRANCHISING CANADA CORP.	Delaware
HYATT FRANCHISING LATIN AMERICA, L.L.C.	Delaware
HYATT FULFILLMENT OF MARYLAND, INC.	Maryland
HYATT GLOBAL SERVICES, INC.	Delaware
HYATT GTLD, L.L.C.	Delaware
HYATT HOC, INC.	Delaware
HYATT HOLDINGS (UK) LIMITED	United Kingdom
HYATT HOSPITALITY SERVICES, L.L.C.	Delaware
HYATT HOTELS CONSULTANCY SERVICES ASIA PACIFIC LIMITED	Hong Kong (PRC)
HYATT HOTEL MANAGEMENT LIMITED	Hong Kong (PRC)
HYATT HOTELS CORPORATION OF MARYLAND	Maryland
HYATT HOTELS FOUNDATION	Delaware
HYATT HOTELS MANAGEMENT CORPORATION	Delaware
HYATT HOTELS OF CANADA, INC.	Delaware
HYATT HOTELS OF FLORIDA, INC.	Delaware
HYATT HOTELS OF PUERTO RICO, INC.	Delaware
HYATT HOUSE CANADA, INC.	Delaware
HYATT HOUSE FRANCHISING, L.L.C.	Kansas
HYATT HOUSE HOTEL HOLDING COMPANY, L.L.C.	Delaware
HYATT INDIA CONSULTANCY PRIVATE LIMITED	India
HYATT INTERNATIONAL (ASIA) LIMITED	Hong Kong (PRC)
HYATT INTERNATIONAL (EUROPE AFRICA MIDDLE EAST) LLC	Switzerland
HYATT INTERNATIONAL CORPORATION	Delaware

HYATT INTERNATIONAL HOLDINGS CO.	Delaware
HYATT INTERNATIONAL HOTEL MANAGEMENT (BEIJING) CO. LTD.	People’s Republic of China
HYATT INTERNATIONAL MILAN, L.L.C.	Delaware
HYATT INTERNATIONAL PROPERTY MANAGEMENT (BEIJING) CO. LTD.	People’s Republic of China
HYATT INTERNATIONAL TECHNICAL SERVICES, INC.	Delaware
HYATT INTERNATIONAL -ASIA PACIFIC, LIMITED	Hong Kong (PRC)
HYATT INTERNATIONAL - JAPAN, LIMITED	Hong Kong (PRC)
HYATT INTERNATIONAL -SEA, (PTE) LIMITED	Singapore
HYATT INTERNATIONAL - SOUTHWEST ASIA, LIMITED	Dubai
HYATT JV HOLDINGS, L.L.C.	Delaware
HYATT LACSA SERVICES, INC.	Delaware
HYATT LOUISIANA, L.L.C.	Delaware
HYATT MAINZ GMBH	Germany
HYATT MARKETING SERVICES, INC.	Delaware
HYATT MINNEAPOLIS, LLC	Delaware
HYATT MARKETING SERVICES NIGERIA COMPANY LIMITED	Nigeria
HYATT MINORITY INVESTMENTS, INC.	Delaware
HYATT MSS, L.L.C.	Delaware
HYATT NORTH AMERICA MANAGEMENT SERVICES, INC.	Delaware
HYATT OF AUSTRALIA LIMITED	Hong Kong (PRC)
HYATT OF BAJA S. DE R.L. DE C.V.	Mexico
HYATT OF CHINA LIMITED	Hong Kong (PRC)
HYATT OF FRANCE S.A.R.L.	France
HYATT OF GUAM LIMITED	Hong Kong (PRC)
HYATT OF ITALY S.R.L.	Italy
HYATT OF LATIN AMERICA AND CARIBBEAN, L.L.C.	Delaware
HYATT OF LATIN AMERICA, S.A. DE C.V.	Mexico
HYATT OF MACAU LIMITED	Hong Kong (PRC)
HYATT OF MEXICO, S.A. DE C.V.	Mexico
HYATT OF PHILIPPINES LIMITED	Hong Kong (PRC)
HYATT PARTNERSHIP INTERESTS, L.L.C.	Delaware
HYATT PLACE ANNE ARUNDEL BEVERAGE, INC.	Maryland
HYATT PLACE CANADA CORPORATION	Delaware
HYATT PLACE FRANCHISING, L.L.C.	Delaware
HYATT PLACE OF MARYLAND, INC.	Maryland
HYATT REGENCY COLOGNE GMBH	Germany
HYATT REGENCY CORPORATION PTY. LIMITED	Australia
HYATT RESOURCE CAPITAL JAPAN GK	Japan
HYATT SERVICES AUSTRALIA PTY LIMITED	Australia
HYATT SERVICES CANADA, INC.	Ontario, Canada
HYATT SERVICES CARIBBEAN, L.L.C.	Delaware
HYATT SERVICES GMBH	Germany
HYATT SERVICES INDIA PRIVATE LIMITED	India
HYATT SHARED SERVICE CENTER, L.L.C.	Delaware
HYATT TRINIDAD LIMITED	Trinidad and Tobago
HYCANADA INC.	Alberta, Canada
HYCARD, INC.	Delaware
HYSTAR, L.L.C.	Delaware
INFORMATION SERVICES LIMITED	Hong Kong (PRC)
INTERNATIONAL RESERVATIONS LIMITED	Hong Kong (PRC)

JOIE de VIVRE HOSPITALITY, LLC	Delaware
JOINT VENTURE ITALKYR CLOSED JOINT STOCK COMPANY	Kyrgyz Republic
JUNIPER HOTELS PRIVATE LIMITED	India
KSA MANAGEMENT, INC.	Kansas
KYOTO HOLDING CO.	Cayman Islands
LHR-PARTNERS, LTD.	Kentucky
LORING PARK ASSOCIATES, LIMITED PARTNERSHIP	Minnesota
LOST PINES BEVERAGE, LLC	Texas
MACAE PARTNERS S.A.R.L.	Luxembourg
MAHIMA HOLDINGS PRIVATE LIMITED	India
MARION RESERVATION CENTER, L.L.C.	Delaware
MEXICO CITY HOTEL INVESTMENTS B.V.	Netherlands
MILAN HOTEL INVESTMENTS B.V.	Netherlands
MIRAVAL ARIZONA GUARANTOR, LLC	Delaware
MIRAVAL GROUP, LLC	Delaware
MIRAVAL RESORT ARIZONA, LLC	Delaware
MIRAVAL RESORT ARIZONA HOLDINGS, LLC	Delaware
MIRAVAL RESORT ARIZONA OPERATING CO., INC.	Delaware
MIRAVAL RESORT TUCSON, LLC	Delaware
MONROE MR HOLDINGS, LLC	Delaware
MONROE MR HOLDINGS I, LLC	Delaware
MONROE MR HOLDINGS II, LLC	Delaware
MONROE MR HOLDINGS III, LLC	Delaware
MONROE MR HOLDINGS TRUST	Maryland
MRG ATX BEVERAGE HOLDINGS, LLC	Delaware
MRG ATX HOLDINGS, LLC	Delaware
MRG ATX HOLDINGS II, LLC	Delaware
MRG ATX INVESTMENT, LLC	Delaware
MRG ATX MANAGEMENT I, LLC	Delaware
MRG ATX MANAGEMENT II, LLC	Delaware
MRG ATX OPERATIONS, LLC	Delaware
MRG CRW HOLDINGS, LLC	Delaware
MRG CRW MANAGEMENT I, LLC	Delaware
MRG CRW MANAGEMENT II, LLC	Delaware
MRG CRW OPERATIONS, LLC	Delaware
MUNICH OPCO GMBH	Germany
NEW YORK BOWERY SERVICES, LLC	Delaware
NEWPARK GROUP HOLDING COMPANY, LLC	Delaware
OASIS LUXURY RENTALS INCORPORATED	British Virgin Islands
PT HYATT INDONESIA	Indonesia
PARIS HOTEL COMPANY B.V.	Netherlands
PARK HYATT HAMBURG GMBH	Germany
PARK HYATT HOTEL GMBH	Switzerland
PARK HYATT WATER TOWER ASSOCIATES, L.L.C.	Illinois
PH NEW YORK L.L.C.	Delaware
POLK SMITH REGENCY, LLC	Texas
POSTMARK HOTELS, LLC	Delaware
PVD INVESTMENT COMPANY S.A.R.L.	Luxembourg
RCG PROPERTIES, LLC	Georgia
REGENCY BEVERAGE COMPANY, LLC	Texas
REGENCY FRISCO BEVERAGE, LLC	Texas

REGENCY RIVERWALK BEVERAGE, LLC	Texas
RESERVATIONS CENTER, L.L.C.	Delaware
RIO JV PARTNERS PARTICIPACOES LTDA.	Brazil
RIO PRETO PARTNERS HOTEIS LTDA.	Brazil
RIO PRETO PARTNERS S.A.R.L.	Luxembourg
ROSEMONT PROJECT MANAGEMENT, L.L.C.	Delaware
ROUTE 46 MANAGEMENT ASSOCIATES CORP.	Delaware
RUNWAY, L.L.C.	Texas
RUNWAY HOLDING, L.L.C.	Delaware
SAO PAULO INVESTMENT COMPANY INC.	Panama
SAO PAULO INVESTORS LIMITED	Bahamas
SASIH	France
SDI EQUITIES INVESTOR, L.L.C.	Nevada
SDI SECURITIES 11, LLC	Nevada
SDI SECURITIES 6, LLC	Nevada
SDI, INC.	Nevada
SELECT HOTELS GROUP, L.L.C.	Delaware
SELECT JV HOLDINGS, L.L.C.	Delaware
SEOUL MIRAMAR CORPORATION	Korea
SERVICIOS DE HOTELERIA SAN JOSE, S. DE R.L. DE C.V.	Mexico
SERVICIOS HOTELEROS LA PAZ, S. DE R.L. DE C.V.	Mexico
SETTLEMENT INVESTORS INC.	Bahamas
SHG PUERTO RICO, INC.	Delaware
SIERRA HEALTHSTYLES LLC	Delaware
SIERRA HEALTHSTYLES I, LLC	Delaware
SJC DESARROLLOS, S. DE R.L. DE C.V.	Mexico
SKS CORP. N.V.	Curacao
SMC HOTELS B.V.	Netherlands
SOROCABA PARTNERS HOTEIS LTDA	Brazil
SOROCABA PARTNERS S.A.R.L.	Luxembourg
THE GREAT EASTERN HOTEL COMPANY LIMITED	England and Wales
THE GREAT EASTERN HOTEL HOLDING COMPANY LIMITED	England and Wales
THOMPSON HOTELS, LLC	Delaware
THOMPSON LOS ANGELES ASSOCIATES, LLC	Delaware
THOMPSON TRIBECA ASSOCIATES, LLC	Delaware
TIJUANA PARTNERS, S. DE R.L. DE C.V.	Mexico
TOMMIE HOTELS, LLC	Delaware
TR BALTIMORE MANAGEMENT LLC	Delaware
TR BAYSIDE MANAGEMENT LLC	Delaware
TR BIG SUR MANAGEMENT LLC	Delaware
TR BOWERY MANAGEMENT LLC	Delaware
TR BUCKHEAD MANAGER LLC	Delaware
TR CAMINO MANAGEMENT LLC	Delaware
TR CHARLESTON MANAGEMENT LLC	Delaware
TR CHARLOTTESVILLE MANAGER LLC	Delaware
TR CHICAGO MANAGEMENT LLC	Delaware
TR CULVER MANAGEMENT LLC	Delaware
TR DALLAS MANAGEMENT LLC	Delaware
TR DENVER MANAGEMENT LLC	Delaware
TR DETROIT MANAGER LLC	Delaware
TR EDDY MANAGEMENT LLC	Delaware

TR EXCELSIOR MANAEMENT LLC	Delaware
TR HOLMDEL MANAGER LLC	Delaware
TR ISABELA MANAGEMENT LLC	Delaware
TR LAGUANA BEACH MANAGEMENT LLC	Delaware
TR LAKESHORE MANAGEMENT LLC	Delaware
TR MANAGEMENT INVESTMENT, LLC	Delaware
TR MASON MANAGEMENT LLC	Delaware
TR MIAMI MANAGER LLC	Delaware
TR MONTEREY MANAGEMENT LLC	Delaware
TR NASHVILLE MANAGEMENT LLC	Delaware
TR NEW YORK MANAGEMENT LLC	Delaware
TR NOLA MANAGEMENT LLC	Delaware
TR NORTHHAMPTON MANAGEMENT LLC	Delaware
TR OAKLAND MANAGEMENT LLC	Delaware
TR OCEANSIDE MANAGEMENT LLC	Delaware
TR PALO ALTO MANAGEMENT LLC	Delaware
TR PARK SOUTH MANAGEMENT LLC	Delaware
TR MISSOURI MANAGEMENT LLC	Delaware
TR POINT LOMA MANAGEMENT LLC	Delaware
TR POST MANAGEMENT LLC	Delaware
TR PRESIDIO MANAGEMENT LLC	Delaware
TR SANTA CLARA MANAGEMENT LLC	Delaware
TR SAVANNAH MANAGER LLC	Delaware
TR SEATTLE MANAGEMENT LLC	Delaware
TR SEDONA MANAGEMENT LLC	Delaware
TR SFCC MANAGEMENT LLC	Delaware
TR SUNNYVALE MANAGEMENT LLC	Delaware
TR TAHOE MANAGEMENT LLC	Delaware
TR TAHOE CITY MANAGER LLC	Delaware
TR THIRD STREET MANAGEMENT LLC	Delaware
TR THOMPSON BRAZOS MANAGER LLC	Delaware
TR TOMMIE BRAZOS MANAGER LLC	Delaware
TRH ACQUISITION, LLC (DELAWARE)	Delaware
TUCSON VILLAS, LLC	Delaware
TUCSON VILLAS HOLDINGS, LLC	Delaware
TWO ROADS ASIA LLC	Delaware
TWO ROADS HOSPITALITY LLC	Delaware
TWO SEAS HOLDINGS LIMITED	Mauritius
VAN DAM ASSOCIATES, LLC	Delaware
WAILEA HOTEL & BEACH RESORT, L.L.C.	Delaware
WAILEA HOTEL HOLDINGS, L.L.C.	Delaware
WAILEA MANAGEMENT ASSOCIATION, L.L.C.	Delaware
WALL STREET MANAGER, LLC	Delaware
XENIA ASSURANCE COMPANY, INC.	Arizona
XENIA ASSURANCE COMPANY OF ILLINOIS	Illinois
ZURICH ESCHERWIESE HOTEL GMBH	Switzerland
ZURICH HOTEL INVESTMENTS B.V.	Netherlands

NAMES UNDER WHICH SUBSIDIARIES DO BUSINESS

SUBSIDIARY: JOIE de VIVRE HOSPITALITY, LLC	Names under which such subsidiary does business:
The Liaison Capitol Hill

SUBSIDIARY: ARUBA BEACHFRONT RESORTS LIMITED PARTNERSHIP	Names under which such subsidiary does business:
Hyatt Regency Aruba Resort Spa and Casino

SUBSIDIARY: BAKU HOTEL COMPANY
Baku Office Tower
Hyatt Regency Baku
Baku Residential Tower

SUBSIDIARY: COMMUNE HOTELS AND RESORTS LLC
Carmel Valley Ranch

SUBSIDIARY: DH CAROLINA MANAGEMENT LLC
The Carolina Inn

SUBSIDIARY: DH DBHL MANAGEMENT LLC
Rizzo Center

SUBSIDIARY: DH DEL MAR MANAGEMENT LLC
L'Auberge Del Mar

SUBSIDIARY: DH KIRKLAND MANAGEMENT LLC
Woodmark Hotel & Still Spa

SUBSIDIARY: DH MISSION BAY MANAGEMENT LLC
Paradise Point Resort & Spa

SUBSIDIARY: DH MISSION PALMS MANAGEMENT LLC
Tempe Mission Palms Hotel & Conference Center

SUBSIDIARY: DH RICHMOND MANAGEMENT LLC
Quirk Hotel

SUBSIDIARY: DH ROSLYN MANAGEMENT LLC
Suncadia Resort

SUBSIDIARY: DH RSC MANAGEMENT LLC
The Royal St. Charles Hotel

SUBSIDIARY: DH SAN ANTONIO MANAGEMENT LLC
La Cantera Resort and Spa

SUBSIDIARY: DH SCOTTSDALE MANAGEMENT LLC
The Scottsdale Resort at McCormick Ranch

SUBSIDIARY: DH SEATTLE MANAGEMENT LLC
Motif Seattle

SUBSIDIARY: DH SJ MANAGEMENT LLC
Hotel De Anza

SUBSIDIARY: DH STOWE MANAGEMENT LLC
The Lodge at Spruce Peak

SUBSIDIARY: DH SUNRIVER MANAGEMENT LLC
Sunriver Resort

SUBSIDIARY: DH TAHOE MANAGEMENT LLC
Resort at Squaw Creek

SUBSIDIARY: DH WASHINGTON MANAGEMENT LLC
Skamania Lodge

SUBSIDIARY: DH WEST LOOP MANAGEMENT LLC
Hotel Derek

SUBSIDIARY: DH YORK MANAGEMENT LLC
Cliff House Maine

SUBSIDIARY: DH WILD DUNES MANAGEMENT LLC
Wild Dunes Resort

SUBSIDIARY: EXHALE ENTERPRISES II, L.L.C.
Exhale 980 Madison
Exhale Bridgehampton
Manhattan House

SUBSIDIARY: EXHALE ENTERPRISES III, INC.
Exhale Central Park South

SUBSIDIARY: EXHALE ENTERPRISES IV, L.L.C.
Exhale Back Bay
45 Province

SUBSIDIARY: EXHALE ENTERPRISES V, L.L.C.
Exhale Gold Coast

SUBSIDIARY: EXHALE ENTERPRISES VIII, INC.
Exhale Dallas

SUBSIDIARY: EXHALE ENTERPRISES X, INC.
Exhale Downtown Miami

SUBSIDIARY: EXHALE ENTERPRISES XIV, L.L.C.
Exhale Gramercy

SUBSIDIARY: EXHALE ENTERPRISES XVI, L.L.C.
Exhale Santa Monica

SUBSIDIARY: EXHALE ENTERPRISES XVIII, L.L.C.
Exhale Midtown Atlanta

SUBSIDIARY: EXHALE ENTERPRISES XIX, L.L.C.
Exhale Battery Wharf

SUBSIDIARY: EXHALE ENTERPRISES XX, L.L.C.
Exhale Stamford - Harbor Point

SUBSIDIARY: EXHALE ENTERPRISES XXI, L.L.C.
Exhale Atlantic City

SUBSIDIARY: EXHALE ENTERPRISES XXIV, L.L.C.
Exhale Dallas Fort Worth Airport

SUBSIDIARY: EXHALE ENTERPRISES XXV, L.L.C.
Exhale Flatiron

SUBSIDIARY: EXHALE ENTERPRISES XXVI, L.L.C.
Exhale South Beach

SUBSIDIARY: EXHALE ENTERPRISES XXVIII, L.L.C.
Exhale Bal Harbour

SUBSIDIARY: EXHALE ENTERPRISES XXXI, L.L.C.
Exhale Bermuda

SUBSIDIARY: EXHALE ENTERPRISES XXXII, L.L.C.
Exhale Miami Int'l Airport

SUBSIDIARY: HIHCL AMSTERDAM B.V.
Andaz Amsterdam Prinsengracht

SUBSIDIARY: HIHCL HP AMSTERDAM AIRPORT B.V.
Hyatt Place Amsterdam Airport

SUBSIDIARY: GRAND HYATT BERLIN GMBH
Grand Hyatt Berlin

SUBSIDIARY: HYATT DO BRASIL PARTICIPAÇÕES LTDA.
Grand Hyatt Rio de Janeiro
Hyatt Place São José do Rio Preto
Hyatt Place Macaé

SUBSIDIARY: HYATT CORPORATION
Hyatt Regency Phoenix
Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch
Park Hyatt Aviara Resort, Golf Club & Spa
Andaz Scottsdale Resort & Bungalows
Royal Palms Resort and Spa
Hyatt Regency Indian Wells Resort & Spa
Hyatt Regency Huntington Beach Resort and Spa
Hyatt Regency La Jolla at Aventine
Hyatt Centric The Pike Long Beach
Hyatt Regency Long Beach

Hyatt Regency Mission Bay Spa and Marina
Andaz Napa
Hyatt Regency Orange County
Hyatt Regency Sacramento
Andaz San Diego
Manchester Grand Hyatt San Diego
Grand Hyatt San Francisco
Hyatt Regency San Francisco
Hyatt Regency San Francisco Airport
Hyatt Regency Santa Clara
Andaz West Hollywood
Hyatt Place Glendale / Los Angeles
Park Hyatt Beaver Creek Resort and Spa
Grand Hyatt Denver
Hyatt Regency Denver at Colorado Convention Center
Hyatt Regency Greenwich
Grand Hyatt Washington
Hyatt Regency Washington on Capitol Hill
Park Hyatt Washington D.C.
Hyatt Regency Coconut Point Resort and Spa
Hyatt Regency Coral Gables
Hyatt Regency Clearwater Beach Resort and Spa
Hyatt Regency Grand Cypress
Hyatt Regency Jacksonville Riverfront
Hyatt Centric Key West Resort & Spa
Hyatt Regency Miami
Hyatt Regency Orlando International Airport
Grand Hyatt Tampa Bay
The Confidante Miami Beach
Grand Hyatt Atlanta in Buckhead
Hyatt Centric Midtown Atlanta
Hyatt Regency Atlanta
Andaz Savannah
Hyatt Regency Savannah
Grand Hyatt Kauai Resort & Spa
Hyatt Regency Maui Resort and Spa
Hyatt Centric Waikiki Beach
Hyatt Regency Waikiki Beach Resort and Spa
Andaz Maui at Wailea Resort
Hyatt Regency Chicago
Park Hyatt Chicago
The Hyatt Lodge at McDonald’s Campus
Hyatt Regency McCormick Place
Hyatt Regency O’Hare Chicago
Hyatt Regency New Orleans
Hyatt Regency Chesapeake Bay Golf Resort, Spa and Marina
Hyatt Regency Boston
Hyatt Regency Cambridge, Overlooking Boston
Hyatt Regency Boston Harbor
Hyatt Regency Minneapolis

Hyatt Regency St. Louis at The Arch
Hyatt Regency Lake Tahoe Resort, Spa and Casino
Hyatt Regency Jersey City on the Hudson
Hyatt Regency Morristown
Hyatt Regency New Brunswick
Hyatt Regency Tamaya Resort and Spa
Andaz 5th Avenue
Hyatt Regency Buffalo/Hotel and Conference Center
Grand Hyatt New York
Hyatt Centric Times Square New York
Andaz Wall Street
Park Hyatt New York
Hyatt Regency Cleveland at The Arcade
Hyatt Regency Columbus
The Bellevue Hotel
Hyatt Regency Austin
Hyatt Regency Dallas
Grand Hyatt DFW
Hyatt Regency DFW International Airport
Hyatt Regency Hill Country Resort and Spa
The Driskill
Hyatt Regency Houston
Hyatt Regency Lost Pines Resort and Spa
Grand Hyatt San Antonio
Hyatt Regency San Antonio Riverwalk
Hyatt Centric The Woodlands
Hyatt Centric Park City
Hyatt Regency Crystal City at Reagan National Airport
Hyatt Regency Reston
Hyatt Regency Tysons Corner Center
Hyatt Regency Bellevue on Seattle’s Eastside
Hyatt at Olive 8
Grand Hyatt Seattle
Hyatt Regency Lake Washington at Seattle's Southport
Hyatt Regency Seattle
Hyatt Regency Green Bay
Hyatt Regency Orlando

SUBSIDIARY: HYATT HOTELS CORPORATION OF MARYLAND	Names under which such subsidiary does business:
Hyatt Regency Baltimore Inner Harbor

SUBSIDIARY: HYATT MAINZ GMBH	Names under which such subsidiary does business:
Hyatt Regency Mainz

SUBSIDIARY: HYATT REGENCY COLOGNE GMBH	Names under which such subsidiary does business:
Hyatt Regency Cologne

SUBSIDIARY: JOIE de VIVRE HOSPITALITY, LLC	Names under which such subsidiary does business:
Chicago Athletic Association

SUBSIDIARY: JOINT VENTURE ITALKYR CLOSED JOINT STOCK COMPANY	Names under which such subsidiary does business:
Hyatt Regency Bishkek

SUBSIDIARY: MIRAVAL RESORT ARIZONA, LLC	Names under which such subsidiary does business:
Miraval Arizona Resort and Spa

SUBSIDIARY: MRG CRW HOLDINGS, LLC	Names under which such subsidiary does business:
Cranwell Spa and Golf Resort

SUBSIDIARY: MRG ATX HOLDINGS, LLC	Names under which such subsidiary does business:
Miraval Austin Resort and Spa

SUBSIDIARY: PARK HYATT HOTEL GMBH	Names under which such subsidiary does business:
Park Hyatt Zurich

SUBSIDIARY: ROUTE 46 MANAGEMENT ASSOCIATES CORP.	Names under which such subsidiary does business:
Hyatt Place Atlanta Airport-South
Hyatt Place Atlanta/Cobb Galleria
Hyatt Place Atlanta/Duluth/Gwinnett Mall
Hyatt Place Austin-North Central
Hyatt Place Chantilly/Dulles Airport-South
Hyatt Place Charlotte Airport/Lake Pointe
Hyatt Place Colorado Springs/Garden of the Gods
Hyatt Place Columbus/Dublin
Hyatt Place Dallas-North/by the Galleria
Hyatt Place Detroit/Utica
Hyatt Place El Paso Airport
Hyatt Place Fort Wayne
Hyatt Place Indianapolis Airport
Hyatt Place Kansas City Airport
Hyatt Place Kansas City/Overland Park/Convention Center
Hyatt Place Mt. Laurel
Hyatt Place Orlando Airport
Hyatt Place San Antonio/Riverwalk
Hyatt Place Sterling/Dulles Airport-North
Hyatt Place Tempe/Phoenix Airport
Hyatt Place Tucson Airport

SUBSIDIARY: SASIH	Names under which such subsidiary does business:
Park Hyatt Paris - Vendôme

SUBSIDIARY: SEOUL MIRAMAR CORPORATION	Names under which such subsidiary does business:
Grand Hyatt Seoul

SUBSIDIARY: SELECT HOTELS GROUP, L.L.C.	Names under which such subsidiary does business:
Hyatt Place Scottsdale/Old Town
Hyatt House Cypress/Anaheim
Hyatt House Emeryville/San Francisco Bay Area
Hyatt Place Fremont/Silicon Valley
Hyatt House Irvine/John Wayne Airport
Hyatt House San Diego/Sorrento Mesa

Hyatt House San Jose/Silicon Valley
Hyatt House San Ramon
Hyatt House Santa Clara
Hyatt Regency Newport Beach
Hyatt Place Orlando/Convention Center
Hyatt Place across from Universal Orlando Resort™
Hyatt House across from Universal Orlando Resort™
Hyatt Place Atlanta/Buckhead
Hyatt House New Orleans/Downtown
Hyatt Place Minneapolis/Downtown
Hyatt House Charlotte/Center City
Hyatt House Portland/Downtown
Hyatt House San Juan
Hyatt Place San Juan/Bayamón
Hyatt Place San Juan/City Center
Hyatt Place Manatí
Hyatt Place Nashville/Hendersonville
Hyatt House Nashville at Vanderbilt
Hyatt Place Dallas/Arlington
Hyatt Place DFW
Hyatt Place Madison/Downtown

SUBSIDIARY: THE GREAT EASTERN HOTEL COMPANY LIMITED	Names under which such subsidiary does business:
Andaz London Liverpool Street

SUBSIDIARY: JOIE de VIVRE HOSPITALITY, LLC	Names under which such subsidiary does business:
Hotel Revival

SUBSIDIARY: TR BIG SUR MANAGEMENT LLC	Names under which such subsidiary does business:
Ventana Big Sur an Alila Resort

SUBSIDIARY: JOIE de VIVRE HOSPITALITY, LLC	Names under which such subsidiary does business:
Hotel 50 Bowery

SUBSIDIARY: TR CAMINO MANAGEMENT LLC	Names under which such subsidiary does business:
Hotel Avante

SUBSIDIARY: TR LAKESHORE MANAGEMENT LLC	Names under which such subsidiary does business:
The Landing Lake Tahoe Resort & Spa

SUBSIDIARY: THOMPSON HOTELS, LLC	Names under which such subsidiary does business:
Thompson Nashville

SUBSIDIARY: TR NEW YORK MANAGEMENT LLC	Names under which such subsidiary does business:
The Beekman, a Thompson Hotel

SUBSIDIARY: TR OAKLAND MANAGEMENT LLC	Names under which such subsidiary does business:
Waterfront Hotel

SUBSIDIARY: TR PARK SOUTH MANAGEMENT LLC	Names under which such subsidiary does business:
Park South Hotel

SUBSIDIARY: TR POST MANAGEMENT LLC	Names under which such subsidiary does business:
Hotel Kabuki

SUBSIDIARY: TR PRESIDIO MANAGEMENT LLC	Names under which such subsidiary does business:
The Laurel Inn

SUBSIDIARY: TR SANTA CLARA MANAGEMENT LLC	Names under which such subsidiary does business:
Avatar Hotel

SUBSIDIARY: TR SEATTLE MANAGEMENT LLC	Names under which such subsidiary does business:
Thompson Seattle

SUBSIDIARY: TR SEDONA MANAGEMENT LLC	Names under which such subsidiary does business:
L'Auberge De Sedona
Orchards Inn

SUBSIDIARY: TR SUNNYVALE MANAGEMENT LLC	Names under which such subsidiary does business:
Wild Palms Hotel

SUBSIDIARY: TR EXCELSIOR MANAEMENT LLC	Names under which such subsidiary does business:
The Elms Hotel & Spa

SUBSIDIARY: WALL STREET MANAGER, LLC	Names under which such subsidiary does business:
Gild Hall, a Thompson Hotel